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                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217

                               EQ ADVISORS TRUST

SUPPLEMENT DATED JANUARY 4, 1999 TO THE PROSPECTUS DATED MAY 1, 1998.

This Supplement updates certain information contained in the above-dated Prospectus. Except where indicated, this Supplement does not supersede any prior supplements. You may obtain an additional copy of the Prospectus, free of charge, by writing the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Effective January 4, 1999, the Trust will offer three additional professionally managed investment portfolios ("Portfolios") for investment. Each Portfolio has its own investment objective and policies that are designed to meet different investment goals. Only Class IB shares of each Portfolio are currently offered for investment. The three additional Portfolios offered by the Trust are as follows:

      o  EQ/Evergreen Foundation Portfolio

      o  EQ/Evergreen Portfolio

      o  MFS Growth with Income Portfolio

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THE TRUST

Each of the Portfolios set forth below is diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. Evergreen Asset Management Corp. and Massachusetts Financial Services Company serve as the advisers (each an "Adviser" and, together the "Advisers") to one or more of the Portfolios, as detailed in the table below.

PORTFOLIO                           ADVISER
---------                           -------
EQ/Evergreen Foundation Portfolio   Evergreen Asset Management Corp.
EQ/Evergreen Portfolio              Evergreen Asset Management Corp.
MFS Growth with Income Portfolio    Massachusetts Financial Services Company

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.

EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, and Equitable Distributors, Inc. ("EDI") each serve as one of the distributors for the Class IB shares of the Trust offered by the Prospectus.


INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the new Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the May 1, 1998 Prospectus ("Prospectus") and in the Statement of Additional Information dated January 4, 1999 ("Statement of Additional Information"). Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

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EQ/EVERGREEN FOUNDATION PORTFOLIO

The investment objectives of the EQ/Evergreen Foundation Portfolio, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Portfolio seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate debt obligations and United States Government securities, and short-term debt instruments, such as commercial paper. The Portfolio's common stock investments will include those which at the time of purchase pay dividends and in the view of the Adviser have potential for capital enhancement. For purposes of this Portfolio, the words "reasonable income" mean moderate income.

The Portfolio's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of the Portfolio will be subject to the discretion of the Adviser, although it intends at all times to be diversified for 1940 Act purposes. Under normal circumstances, the Adviser anticipates that at least 25% of the Portfolio's net assets will consist of fixed income securities. The balance will be invested in equity securities (including common stocks, preferred stocks and convertible securities).

In selecting fixed income securities for the Portfolio, emphasis will be placed on those securities that the Adviser expects will fluctuate little in value, other than as a result of changes in prevailing interest rates. The market values of the debt obligations in the Portfolio are expected to vary inversely to any changes in prevailing interest rates. While the Portfolio's fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the value of such securities.

The fixed income portion of the Portfolio's portfolio may include: (i) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; (ii) corporate debt obligations rated no lower than A by Moody's, or A-2 by S&P; (iii) obligations of banks or banking institutions having total assets of more than $2 billion that are members of the Federal Deposit Insurance Corporation; and (iv) commercial paper of high-quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's).

Certain debt obligations of the Portfolio may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Adviser will take into account the obligation of the bank in assessing the credit quality of such security.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, illiquid securities, borrowings, repurchase agreements, reverse repurchase agreements, forward commitments, real estate investment trusts, foreign securities, foreign currency transactions, depositary receipts, convertible securities, securities loans, forward commitments, mortgages and mortgage-related securities and United States Government securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/EVERGREEN PORTFOLIO

The investment objective of the EQ/Evergreen Portfolio is to seek to achieve capital appreciation. The Portfolio seeks to achieve its investment objective principally through investment in common stocks and convertible securities of companies that are little-known, relatively small or represent special situations which, in the opinion of the Adviser, offer potential for capital appreciation. For these purposes, a "little-known" company is one whose business is limited to a regional market or whose securities are closely held with only a small proportion traded publicly. A "relatively small" company is one that has a

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small share of the market for its products or services in comparison with other companies in its field, or that provides goods or services for a limited market. For these purposes, a "special situation" company is one that offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services.

In addition to securities described above, the Portfolio may invest in securities of relatively well-known and large companies with potential for capital appreciation. Investments may also be made, to a limited degree, in debt securities and preferred stocks that offer an opportunity for capital appreciation. Short-term investments may also be made if the Adviser believes that such action will benefit the Portfolio. The Portfolio may invest up to 100% of its assets in short-term obligations for temporary defensive purposes when in the Adviser's view, market or financial conditions warrant such investments.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, borrowings, repurchase agreements, reverse repurchase agreements, forward commitments, illiquid securities, small company securities, derivatives, securities loans, investment in securities of other investment companies, and United States Government securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS GROWTH WITH INCOME PORTFOLIO

The investment objectives of the MFS Growth with Income Portfolio are to provide reasonable current income and long-term growth of capital and income. The Portfolio is designed to constitute a conservative means to invest that portion of an investor's capital that an investor wishes to have in securities that are considered by the Adviser to be of high or improving investment quality. In seeking to achieve its objectives, the Adviser attempts to exercise prudence, discretion and intelligence in the selection of investments with due regard for both probable income and probable safety of capital. For purposes of the Portfolio, the words "reasonable current income" mean moderate income. For purposes of this Portfolio, the words "high investment quality" reflect the Adviser's intention to avoid the acquisition of speculative securities or those of doubtful character even if immediate prospects are tempting.

The Portfolio's assets are normally invested in equity securities, including common stocks, preferred stocks and preference stock, convertible securities, warrants and depositary receipts for those securities. These equity securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. However, the Portfolio may hold its assets in cash or invest in commercial paper, repurchase agreements or other forms of debt securities either to provide reserves for future purchase of securities or as a temporary defensive measure in certain economic environments.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options and futures, warrants, repurchase agreements, forward commitments, depositary receipts, foreign securities, foreign currency transactions, securities loans, illiquid securities, and zero coupon bonds) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the three new Portfolios may utilize other investment strategies. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instruments are specifically referred to in the descriptions below of such investment strategy or instrument. Certain of these strategies and instruments and the risks related to them are summarized below and are described in more detail in the Prospectus and in the Statement of Additional Information.

Borrowings. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, such as to facilitate redemption requests, or (except for EQ/Evergreen Foundation

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Portfolio and EQ/Evergreen Portfolio) for other purposes consistent with each
Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowings for the EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio may not exceed 33 1/3% of each Portfolio's total assets. The EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio may also borrow up to an additional 5% of its total assets from banks or other lenders. Borrowings for the MFS Growth with Income Portfolio may not exceed 10% of the Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. Each Portfolio may not purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. For more information on borrowings, please see "Investment Strategies--Borrowings" in the Prospectus.

Convertible Securities. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. For more information on convertible securities, please see "Investment Strategies--Convertible Securities" in the Prospectus.

Derivatives. Each Portfolio may invest in one of more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one of more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options, futures contracts, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in the Statement of Additional Information.

Foreign Securities. Foreign investments involve certain risks that are not present in domestic securities. Each of the Portfolios (except the EQ/Evergreen Portfolio) may purchase securities denominated in foreign currencies, and, therefore, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene by United States or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of the securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government

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supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and less developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Southeast Asia and Latin America). Some countries, particularly in Southeast Asia, Latin America, and Eastern Europe are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative. For more information on foreign securities, please see "Investment Strategies--Foreign Securities" in the Prospectus.

Each of the Portfolios may invest in certain types of foreign securities or engage in certain types of transactions related to foreign securities, to the extent discussed below.

Depositary Receipts. Each of the Portfolios (except the EQ/Evergreen Portfolio) may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (as "underlying issuer") and deposited with a securities depository. For more information on depository receipts, please see "Investment Strategies--Depositary Receipts" in the Prospectus.

Foreign Currency Transactions. Each of the Portfolios (except the EQ/Evergreen Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the EQ/Evergreen Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios (except the EQ/Evergreen Portfolio) may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. The EQ/Evergreen Portfolio and MFS Growth with Income Portfolio may engage in over-the-counter options on foreign currency transactions. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the

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risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. For more information on foreign currency transactions, please see "Investment Strategies--Foreign Currency Transactions" in the Prospectus.

Forward Commitments. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). For more information on forward commitments, please see "Investment Strategies--Forward Commitments" in the Prospectus.

Illiquid Securities. Each of the Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. For more information on illiquid securities, please see "Investment Strategies--Illiquid Securities" in the Prospectus.

Investment Grade and Lower Quality Fixed Income Securities. Each Portfolio (except the EQ/Evergreen Foundation Portfolio) may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The EQ/Evergreen Portfolio may invest in or hold investment grade securities, but not lower quality fixed income securities. The EQ/Evergreen Foundation Portfolio may invest in or hold only securities rated A or higher. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by S&P or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. For more information on investment grade and lower quality fixed income securities, please see "Investment Strategies--Investment Grade and Lower Quality Fixed Income Securities" in the Prospectus.

Mortgages and Mortgage-Related Securities. The EQ/Evergreen Foundation Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. For more information about mortgages and mortgage-related securities, please see "Investment Strategies--Mortgages and Mortgage-Related Securities" in the Prospectus.

Options and Futures Transactions. Each Portfolio may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets.

The MFS Growth with Income Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which any Portfolio has written call or put options may not exceed 25% of its total assets. Each Portfolio may engage in over-the-counter put and call option transactions. Options traded in the over-the-counter market may

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not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over-the-counter options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over-the counter option and the resulting inability to close a futures position or over-the-counter option prior to its maturity date.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers, or other financial institutions. For more information on repurchase agreements, please see "Investment Strategies--Repurchase Agreements" in the Prospectus.

Real Estate Investment Trusts. The EQ/Evergreen Foundation Portfolio may invest up to a 15% of its respective net assets in investments related to real estate, including real estate investment trusts ("REITS"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Reverse Repurchase Agreements. The EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. For more information concerning restrictions on borrowing by each Portfolio, please see "Investment Strategies--Borrowing" in the Prospectus.

Securities Loans. The EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio may each seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The MFS Growth with Income Portfolio may lend portfolio securities in an amount up to 25% of its respective total assets. For more information on securities loans, please see "Investment Strategies--Securities Loans" in the Prospectus.

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Short Sales Against the Box. The EQ/Evergreen Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

Small Company Securities. The EQ/Evergreen Portfolio may invest in the securities of smaller capitalization companies. For more information on small company securities, please see "Investment Strategies--Small Company Securities" in the Prospectus.

United States Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants. Each Portfolio may invest in warrants. For more information on warrants, please see "Investment Strategies--Warrants" in the Prospectus.

Zero-Coupon Bonds. The MFS Growth with Income Portfolio may invest in zero-coupon bonds. For more information on zero-coupon bonds, please see "Investment Strategies--Zero-Coupon Bonds" in the Prospectus.

Portfolio Turnover. Each Portfolio's turnover is not expected to exceed 100% during its first year of operation.


MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. For more information on the manager and its duties and expenses please see "Management of the Trust--The Manager" in the Prospectus.

As compensation for managing the EQ/Evergreen Foundation Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .63% of the Portfolio's average daily net assets. As compensation for managing the EQ/Evergreen Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .75% of the Portfolio's average daily net assets. As compensation for managing the MFS Growth with Income Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the Portfolio's average daily net assets.


THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of each Portfolio that it advises.

Evergreen Asset Management Corp. ("Evergreen") has been the adviser to the EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the EQ/Evergreen Foundation Portfolio, the Manager pays Evergreen a monthly fee at an annual rate equal to .425% of the Portfolio's average daily net assets. As compensation for services as the Adviser to the EQ/Evergreen Portfolio, the Manager pays Evergreen, a monthly fee at an annual rate equal to .55% of the Portfolio's average daily net assets. Evergreen, which is located at 2500 Westchester Avenue, Purchase, New York, NY 10577, is a registered investment adviser. It is a wholly-owned subsidiary of First Union Corporation ("First Union"), a bank holding company. First Union, through Evergreen and other subsidiaries, offers a broad range of financial services to individuals and businesses throughout the United States.

Stephen A. Lieber is the portfolio manager responsible for the day-to-day management of the Evergreen Foundation Portfolio since its inception. Mr. Lieber and Nola Maddox Falcone, C.F.A., have been responsible for the day-to-day management of the Evergreen Portfolio since its inception. Mr. Lieber has been Chairman and Co-Chief Executive Officer of Evergreen since 1994 (he has been associated with Evergreen and its predecessor (as Chairman) since
1971). Ms. Falcone has been President and Co-Chief Executive Officer of Evergreen since 1994 (she has been associated with Evergreen and its predecessor (as portfolio manager) since 1974). Evergreen has entered into a sub-advisory agreement with Lieber & Company which provides that Lieber & Company's research department and staff will furnish Evergreen with information, investment recommendations, advice and assistance, and will generally be available for consultation on EQ/Evergreen Portfolio. Lieber & Company will be reimbursed by Evergreen in connection with rendering such services. There is no additional charge to the Evergreen Portfolio for the services provided by Lieber & Company.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Growth with Income Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the MFS Growth with Income Portfolio, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $150 million;
 .375% of the Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. John D. Laupheimer, Jr. and Mitchell D. Dynan are the portfolio managers for the MFS Growth with Income Portfolio. Mr. Laupheimer, Jr., a Senior Vice President of MFS, has been employed as a portfolio manager by MFS since 1986. Mr. Dynan, a Vice President of MFS, has been employed as a portfolio manager by MFS since 1981.

With respect to the MFS Emerging Growth Portfolio, the description of portfolio managers is hereby restated as follows: John W. Ballen, President and Chief Investment Officer of the Adviser, and Stephen Pesek, Jr., a Vice President of the Adviser, are the portfolio managers of the Fund. Mr. Ballen has been the Fund's portfolio manager since its inception in 1986; Mr. Pesek joined Mr. Ballen as a portfolio manager on December 15, 1998. Messrs. Ballen and Pesek have been employed as portfolio managers by the Adviser since 1984 and 1994, respectively. From 1987 to 1994, Mr. Pesek worked at Fidelity Investments as a research analyst.

With respect to the Morgan Stanley Emerging Markets Equity Portfolio, the description of portfolio managers is hereby restated as follows: Robert L. Meyer and Andy Skov share primary responsibility for managing the assets of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Meyer has shared primary responsibility for managing the Portfolio's assets since September 1997. Since October 1998, Mr. Skov also became responsible for managing the Portfolio's assets. Mr. Meyer joined MSAM in 1989 and is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a co-manager of MSAM's emerging markets group and head of MSAM's Latin American equity investment group. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group. Mr. Skov joined MSAM in 1994 as a Portfolio Manager. Currently, Mr. Skov is a Principal of MSAM and of Morgan Stanley. Prior to joining MSAM, Mr. Skov worked in the Latin America group at Bankers Trust.

For further information about the Advisers, their duties and responsibilities, please see "Management of the Trust--The Advisers" in the Prospectus.


THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Services Agreement"), Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. For more information on the Administrator, including the fees the Trust pays to the Administrator for its services, please see "Management of the Trust--The Administrator" in the Prospectus.


THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to: .60% of the respective average daily net assets of the MFS Growth with Income Portfolio; .70% of the average daily net assets of the EQ/Evergreen Foundation Portfolio; and .80% of the average daily net assets of the EQ/Evergreen Portfolio. For further information on the Expense Limitation Agreement, please see "Management of the Trust--Expense Limitation Agreement" in the Prospectus.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

TRANSACTIONS WITH AFFILIATES

The Adviser to each Portfolio may execute portfolio transactions through certain of their affiliates. Evergreen, the Adviser to EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio, may execute transactions through certain affiliates of Evergreen and First Union, including Lieber & Company. For further information on transactions with affiliates, please see "Management of the Trust--Transactions with Affiliates" in the Prospectus.


DESCRIPTION OF THE TRUST AND TRUST'S SHARES

For more information on the Trust and Trust's shares, including how to purchase and redeem shares, please see "Description of the Trust and Trust's Shares" in the Prospectus.


DIVIDENDS, DISTRIBUTIONS AND TAXES

For information on dividends, distributions and taxes, please see "Dividends, Distributions and Taxes" in the Prospectus.


PERFORMANCE INFORMATION

For information on how the Trust may advertise the performance of its Portfolios, please see "Performance Information" in the Prospectus.


PRIOR PERFORMANCE OF EACH ADVISER

The following tables provide information concerning the historical performance of another registered investment company (or series) managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of its respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data with respect to each Adviser as an indication of the future performance of any Portfolio of the Trust or of its Adviser. Such performance data, as shown below, for each Adviser's substantially similar investment companies is not the performance data of any Portfolio of the Trust and should not be confused with the performance data for each of the Trust's Portfolios, which is shown under the caption "Performance Information" in the Prospectus.

Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. For more information on the prior performance of each Adviser, please see "Prior Performance of Each Adviser" in the Prospectus.

EQ/EVERGREEN FOUNDATION PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., Evergreen Foundation Fund which is managed by Evergreen, and whose investment policies are substantially similar to the EQ/Evergreen Foundation Portfolio. However, the EQ/Evergreen Foundation Portfolio will be subject to different expenses than the Evergreen Foundation Fund. In addition, holders of variable insurance contracts representing interests in the EQ/Evergreen Foundation Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expense.

The investment results of Evergreen Foundation Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Evergreen Foundation Portfolio or an individual investor investing in the EQ/Evergreen Foundation Portfolio.

                                   EVERGREEN
                                  FOUNDATION      S&P 500
     YEAR ENDED 9/30/98           FUND(1),(3)     INDEX(2)
     ------------------           -----------     --------
     One Year ................        5.09%         9.05%
     Five Years ..............       12.76%        19.91%
     Since Inception .........       16.05%        12.86%

----------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(3) Annualized performance for the Class Y shares of the Evergreen Foundation Fund, whose annual expense ratio for the year ended 09/30/98 was 1.03%. The inception date for the Evergreen Foundation Fund was January 2, 1990.

EQ/EVERGREEN PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., Evergreen Fund, which is managed by Evergreen Asset Management Corp. and whose investment policies are substantially similar to the EQ/Evergreen Portfolio. However, the EQ/Evergreen Portfolio will be subject to different expenses than the Evergreen Fund. In addition, holders of variable insurance contracts representing interests in the EQ/Evergreen Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expense.

The investment results of Evergreen Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Evergreen Portfolio or an individual investor investing in the EQ/Evergreen Portfolio.

                              EVERGREEN      RUSSELL 2000
     YEAR ENDED 9/30/98      FUND(1),(3)       INDEX(2)
     ------------------      -----------       --------
     One Year ...........      (5.25)%        (19.02)%
     Five Years .........      15.16%           9.09%
     Ten Years ..........      12.25%          11.16%

----------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.

(3) Annualized performance for the Class Y shares of the Evergreen Fund, whose annual expense ratio for the year ended 09/30/98 was 1.18%.

MFS GROWTH WITH INCOME PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., Massachusetts Investors Trust, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to the MFS Growth with Income Portfolio. However, the MFS Growth with Income Portfolio will be subject to different expenses than the Massachusetts Investors Trust. In addition, holders of variable insurance contracts representing interests in the MFS Growth with Income Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expense.

The investment results of Massachusetts Investors Trust presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Growth with Income Portfolio or an individual investor investing in the MFS Growth with Income Portfolio.

                             MASSACHUSETTS
                               INVESTORS       S&P 500
     YEAR ENDED 9/30/98       TRUST(1),(3)     INDEX(2)
     ------------------       ------------     --------
     One Year ...........         8.14%          9.05%
     Five Years .........        19.23%         19.91%
     Ten Years ..........        17.33%         17.29%

----------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(3) Annualized performance for the Class A shares of the Massachusetts Investors Trust, whose annual expense ratio for the year ended 9/30/98 was 0.74%.

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies that appears on pages 12 through 14 of this Supplement. Each other registered investment company is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data with respect to each Adviser as an indication of the future performance of any Portfolio of the Trust or of its Adviser. Such performance data, as shown below, for each Adviser's substantially similar investment companies or institutional accounts is not the performance data of any Portfolio of the Trust and should not be confused with the performance data for each of the Trust's Portfolios, which is shown directly above under the caption "Performance Information".

For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 12 through 14 of this Supplement.

                           ANNUALIZED RATES OF RETURN
                        PERIOD ENDED SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------
                                                                                   SINCE
 FUND NAME                              1 YEAR         5 YEAR       10 YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------
  Evergreen Fund                         (5.25)%        15.16%        12.25%           --
  Russell 2000 Index                    (19.02)%         9.09%        11.16%           --
  Evergreen Foundation Fund               5.09%         12.76%           --         16.05%
  S&P 500 Index                           9.05%         19.91%           --         12.86%
  Massachusetts Investors Trust           8.14%         19.23%        17.33%           --
  S&P 500 Index                           9.05%         19.91%        17.29%           --
----------------------------------------------------------------------------------------------

(1)  The inception date for the Evergreen Foundation Fund was January 2, 1990.

                               EQ ADVISORS TRUST

SUPPLEMENT DATED JANUARY 4, 1999 TO THE PROSPECTUS DATED MAY 1, 1998.
This Supplement updates certain information contained in the above-dated Prospectus. Except where indicated, this Supplement does not supersede any prior supplements. You may obtain an additional copy of the Prospectus, free of charge, by writing the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Effective January 4, 1999, the Trust will offer one additional professionally managed investment portfolio ("Portfolio") for investment. The Portfolio has its own investment objective and policies that are designed to meet certain investment goals. Only Class IB shares of the Portfolio are currently offered for investment. The one additional Portfolio offered by the Trust is as follows:

      o  MFS Growth with Income Portfolio

--------------------------------------------------------------------------------

THE TRUST


The Portfolio, set forth below, is diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of the Portfolio. Massachusetts Financial Services Company serves as the adviser (the "Adviser") to the Portfolio, as listed below.

PORTFOLIO                            ADVISER
---------                            -------
MFS Growth with Income Portfolio     Massachusetts Financial Services Company

The Manager has the ultimate responsibility to oversee the Adviser and to recommend its hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.

EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, and Equitable Distributors, Inc. ("EDI") each serve as one of the distributors for the Class IB shares of the Trust offered by the Prospectus.


INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of the new Portfolio. All of the objectives and policies of the Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the May 1, 1998 Prospectus ("Prospectus") and in the Statement of Additional Information dated January 4, 1999 ("Statement of Additional Information"). Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolio will be able to achieve its respective investment objectives.


MFS GROWTH WITH INCOME PORTFOLIO

The investment objectives of the MFS Growth with Income Portfolio are to provide reasonable current income and long-term growth of capital and income. The Portfolio is designed to constitute a conservative means to invest that portion of an investor's capital that an investor wishes to have in securities that are considered by the Adviser to be of high or improving investment quality. In seeking to achieve its objectives, the Adviser attempts to exercise prudence, discretion and intelligence in the selection of investments with due regard for both probable income and probable safety of capital. For purposes of this Portfolio, the words "reasonable current income" mean moderate income. For purposes of this Portfolio, the words "high investment quality" reflect the Adviser's intention to avoid the acquisition of speculative securities or those of doubtful character even if immediate prospects are tempting.

The Portfolio's assets are normally invested in equity securities, including common stocks, preferred stocks and preference stock, convertible securities, warrants and depositary receipts for those securities. These equity securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. However, the Portfolio may hold its assets in cash or invest in commercial paper, repurchase agreements or other forms of debt securities either to provide reserves for future purchase of securities or as a temporary defensive measure in certain economic environments.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options and futures, warrants, repurchase agreements, forward commitments, depositary receipts, foreign securities, foreign currency transactions, securities loans, illiquid securities, and zero coupon bonds) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, the new Portfolio may utilize other investment strategies. The Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instruments are specifically referred to in the descriptions below of such investment strategy or instrument. Certain of these strategies and instruments and the risks related to them are summarized below and are described in more detail in the Prospectus and in the Statement of Additional Information.

Borrowings. The Portfolio may borrow money from banks or other lenders as a temporary measure for emergency purposes, such as to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowing for the MFS Growth with Income Portfolio may not exceed 10% of the Portfolio's total assets. The Portfolio may pledge its assets to secure these permissible borrowings. The Portfolio may not purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. For more information on borrowing, please see "Investment Strategies--Borrowings" in the Prospectus.

Convertible Securities. The Portfolio may invest in convertible securities, including both convertible debt and convertible preferred stock. For more information on convertible securities, please see "Investment
Strategies--Convertible Securities" in the Prospectus.

Derivatives. The Portfolio may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options, futures contracts, stripped mortgage-backed securities, structured notes and swaps. Further information about there instruments and the risks involved in their use are contained under the description of each of these instruments in the Statement of Additional Information.

Foreign Securities. Foreign investments involve certain risks that are not present in domestic securities. The Portfolio may purchase securities denominated in foreign currencies, and, therefore, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of the Portfolio's assets and income. In addition, although a portion of the Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and the Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement". Failed settlements can result in losses to the Portfolio. In less liquid and less developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the emerging market countries in which the Portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Southeast Asia and Latin America). Some countries, particularly in Southeast Asia, Latin America, and Eastern Europe are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative. For more information on foreign securities, please see "Investment Strategies--Foreign Securities" in the Prospectus.

The Portfolio may invest in certain types of foreign securities or engage in certain types of transactions related to foreign securities, to the extent discussed below.

Depositary Receipts. The Portfolio may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with securities depository. For more information on depositary receipts, please see "Investment Strategies-- Depositary Receipts" in the Prospectus.

Foreign Currency Transactions. The Portfolio may purchase foreign currency on a spot (or cash) basis. In addition, the Portfolio may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Portfolio may also purchase and sell foreign currency futures contracts and may purchase and write exchanged-traded call and put options on foreign currency futures contracts and on foreign currencies. The Portfolio may engage in over-the-counter options on foreign currency transactions. The Adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. For more information on foreign currency transactions, please see "Investment Strategies--Foreign Currency Transactions" in the Prospectus.

Forward Commitments. The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). For more information on forward commitments, please see "Investment Strategies--Forward Commitments" in the Prospectus.

Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. For more information on illiquid securities, please see "Investment Strategies--Illiquid Securities" in the Prospectus.

Investment Grade and Lower Quality Fixed Income Securities. The Portfolio may invest in or hold a portion of its total assets in investment grade or lower quality fixed income securities. For more information on investment grade and lower quality fixed income securities, please see "Investment Strategies--Investment Grade and Lower Quality Fixed Income Securities" in the Prospectus.

Options and Futures Transactions. The Portfolio may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. The Portfolio may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) The Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The Portfolio is permitted to invest in futures contracts and related options and may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets.

The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which the Portfolio has written call or put options may not exceed 25% of its total assets. The Portfolio may engage in over-the-counter put and call option transactions. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over-the-counter options, and the securities used as "cover" for such options, may be considered illiquid securities.

The Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. The Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over-the-counter option and the resulting inability to close a futures position or over-the-counter option prior to its maturity date.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions. For more information on repurchase agreements, please see "Investment Strategies--Repurchase Agreements" in the Prospectus.

Securities Loans. The Portfolio may lend portfolio securities in an amount up to 25% of its respective total assets. For more information on securities loans, please see "Investment Strategies--Securities Loans" in the Prospectus.

United States Government Securities. The Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants. The Portfolio may invest in warrants. For more information on warrants, please see "Investment Strategies--Warrants" in the Prospectus.

Zero-Coupon Bonds. The Portfolio may invest in zero-coupon bonds. For more information on zero-coupon bonds, please see "Investment
Strategies--Zero-Coupon Bonds" in the Prospectus.

Portfolio Turnover. The Portfolio's turnover rate is not expected to exceed 100% during its first year of operation.

MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. For more information on the manager and its duties and expenses please see "Management of the Trust--The Manager" in the Prospectus.

As compensation for managing the MFS Growth with Income Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the Portfolio's average daily net assets.


THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of each Portfolio that it advises.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Growth with Income Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the MFS Growth with Income Portfolio, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $150 million;
 .375% of the Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. John D. Laupheimer, Jr. and Mitchell D. Dynan are the portfolio managers for the MFS Growth with Income Portfolio. Mr. Laupheimer, Jr., a Senior Vice President of MFS, has been employed as a portfolio manager by MFS since 1986. Mr. Dynan, a Vice President of MFS, has been employed as a portfolio manager by MFS since 1981.

With respect to the MFS Emerging Growth Portfolio, the description of portfolio managers is hereby restated as follows: John W. Ballen, President and Chief Investment Officer of the Adviser, and Stephen Pesek, Jr., a Vice President of the Adviser, are the portfolio managers of the Fund. Mr. Ballen has been the Fund's portfolio manager since its inception in 1986; Mr. Pesek joined Mr. Ballen as a portfolio manager on December 15, 1998. Messrs. Ballen and Pesek have been employed as portfolio managers by the Adviser since 1984 and 1994, respectively. From 1987 to 1994, Mr. Pesek worked at Fidelity Investments as a research analyst.

With respect to the Morgan Stanley Emerging Markets Equity Portfolio, the description of portfolio managers is hereby restated as follows: Robert L. Meyer and Andy Skov share primary responsibility for managing the assets of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Meyer has shared primary responsibility for managing the Portfolio's assets since September 1997. Since October 1998, Mr. Skov also became responsible for managing the Portfolio's assets. Mr. Meyer joined MSAM in 1989 and is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a co-manager of MSAM's emerging markets group and head of MSAM's Latin American equity investment group. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group. Mr. Skov joined MSAM in 1994 as a Portfolio Manager. Currently, Mr. Skov is a Principal of MSAM and of Morgan Stanley. Prior to joining MSAM, Mr. Skov worked in the Latin America group at Bankers Trust.

For further information about the Advisers, their duties and responsibilities, please see "Management of the Trust--The Advisers" in the Prospectus.


THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Services Agreement"), Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. For more information on the Administrator, including the fees the Trust pays to the Administrator for its services, please see "Management of the Trust--The Administrator" in the Prospectus.


THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to the Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to: .60% of the respective average daily net assets of the MFS Growth with Income Portfolio. For further information on the Expense Limitation Agreement, please see "Management of the Trust--Expense Limitation Agreement" in the Prospectus.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and the Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and the Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


TRANSACTIONS WITH AFFILIATES

For more information on transactions with affiliates, please see "Management of the Trust--Transactions with Affiliates" in the Prospectus.


DESCRIPTION OF THE TRUST AND TRUST'S SHARES

For more information on the Trust and Trust's shares, including how to purchase and redeem shares, please see "Description of the Trust and Trust's Shares" in the Prospectus.


DIVIDENDS, DISTRIBUTIONS AND TAXES

For information on dividends, distributions and taxes, please see "Dividends, Distributions and Taxes" in the Prospectus.

PERFORMANCE INFORMATION

For information on how the Trust may advertise the performance of the Portfolio, please see "Performance Information" in the Prospectus.


PRIOR PERFORMANCE OF THE ADVISER

The following table provides information concerning the historical performance of another registered investment company (or series) managed by the Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of its respective Portfolio of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of the Portfolio or the future performance of the Portfolio or its Adviser. Consequently, potential investors should not consider this performance data with respect to the Adviser as an indication of the future performance of the Portfolio of the Trust or of its Adviser. Such performance data, as shown below, for the Adviser's substantially similar investment company is not the performance data of the Portfolio and should not be confused with the performance data for the Trust's Portfolio, which is shown under the caption "Performance Information" in the Prospectus.

The Adviser's performance data shown below for another registered investment company or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. For more information on the prior performance of the Adviser, please see "Prior Performance of Each Adviser" in the Prospectus.

MFS GROWTH WITH INCOME PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., Massachusetts Investors Trust, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to the MFS Growth with Income Portfolio. However, the MFS Growth with Income Portfolio will be subject to different expenses than the Massachusetts Investors Trust. In addition, holders of variable insurance contracts representing interests in the MFS Growth with Income Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expense.

The investment results of Massachusetts Investors Trust presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Growth with Income Portfolio or an individual investor investing in the MFS Growth with Income Portfolio.

                             MASSACHUSETTS
                               INVESTORS       S&P 500
     YEAR ENDED 9/30/98      TRUST(1),(3)     INDEX(2)
     ------------------      ------------     --------
     One Year ...........         8.14%          9.05%
     Five Years .........        19.23%         19.91%
     Ten Years ..........        17.33%         17.29%

----------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(3) Annualized performance for the Class A shares of the Massachusetts Investors Trust, whose annual expense ratio for the year ended 9/30/98 was 0.74%.

                                   APPENDIX A

The following table summarizes the historical performance information of another registered investment company that appears on page 9 of this Supplement. The other registered investment company is managed by the Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by the Adviser. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar investment vehicle as measured against a specified market index and does not represent the past performance of the Portfolio or the future performance of the Portfolio or its Adviser. Consequently, potential investors should not consider this performance data with respect to the Adviser as an indication of the future performance of the Portfolio or of its Adviser. Such performance data, as shown below, for the Adviser's substantially similar investment company is not the performance data of the Portfolio and should not be confused with the performance data of the Trust's Portfolio, which is shown directly above under the caption "Performance Information".

For further information regarding the registered investment company and the index presented below, please refer to page 9 of this Supplement.


                           ANNUALIZED RATES OF RETURN
                        PERIOD ENDED SEPTEMBER 30, 1998

---------------------------------------------------------------------------
 FUND NAME                           1 YEAR        5 YEAR        10 YEAR
---------------------------------------------------------------------------
 Massachusetts Investors Trust         8.14%        19.23%        17.33%
 S&P 500 Index                         9.05%        19.91%        17.29%
---------------------------------------------------------------------------

                               EQ ADVISORS TRUST

        SUPPLEMENT DATED JANUARY 4, 1999 TO THE STATEMENT OF ADDITIONAL
                         INFORMATION DATED MAY 1, 1998.

This Supplement updates certain information contained in the above-dated Statement of Additional Information. This Supplement supersedes all prior supplements. (This Supplement and the Statement of Additional Information dated May 1, 1998 are together referred to in the Prospectus as the January 4, 1999 Statement of Additional Information.) You may obtain an additional copy of the Prospectus, free of charge, by writing the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Effective January 4, 1999, the Trust will offer three additional professionally managed investment portfolios ("Portfolios") for investment by certain variable annuity or variable life insurance contracts issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Only Class IB shares of the following new Portfolios are currently offered for investment:

      o  EQ/Evergreen Foundation Portfolio

      o  EQ/Evergreen Portfolio

      o  MFS Growth with Income Portfolio

The following changes have been made to the May 1, 1998 Statement of Additional
Information:


PAGE 3 -- REPLACE THE LAST PARAGRAPH OF THE SECTION ENTITLED "THE TRUST" WITH THE FOLLOWING:

EQ Financial Consultants, Inc. ("Manager") is the investment manager for each Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price"), Rowe Price-Fleming International, Inc. ("Price Fleming"), Putnam Investment Management, Inc. ("Putnam Management"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Asset Management Inc. ("MSAM"), Warburg Pincus Asset Management, Inc. ("Warburg"), Merrill Lynch Asset Management, L.P. ("MLAM"), Lazard Asset Management ("LAM"), a division of Lazard Freres and Company, LLC, J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Bankers Trust Company ("Bankers Trust"), and Evergreen Asset Management Corp. ("Evergreen") (each an "Adviser," and together the "Advisers") serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectus.


PAGE 4 -- INSERT THE FOLLOWING SUBSECTIONS AFTER FUNDAMENTAL RESTRICTION
(1)(F):

Each Portfolio, except as described directly above, may not as a matter of fundamental policy:

(1)   Borrow money, except that:

                                     * * *

   g. EQ/Evergreen Portfolio and EQ/Evergreen Foundation Portfolio, each as a matter of non-fundamental policy, may, in addition to the amount specified above, also borrow up to an additional 5% of its total assets from banks or other lenders.

   h. the MFS Growth with Income Portfolio, as a matter of non-fundamental policy, may borrow up to 10% of its total assets (taken at cost), or its net assets (taken at market value), whichever is less, but only as a temporary measure for extraordinary or emergency purposes;


PAGE 5 -- INSERT THE FOLLOWING SUBSECTION AFTER FUNDAMENTAL RESTRICTION (4)(E):

Each Portfolio, except as described directly above, may not as a matter of fundamental policy:

(4) Make loans, except that:

                                     * * *

   f. MFS Growth with Income Portfolio, as a matter of non-fundamental operating policy, may lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 25% of its net assets (taken at market value);

PAGE 6 -- REPLACE NON-FUNDAMENTAL RESTRICTION (4) WITH THE FOLLOWING:

(4) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of each Portfolio (except as specified below for the EQ/Putnam International Equity Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio), and MFS Growth with Income Portfolio). Such mortgaging, pledging or hypothecating may not exceed 15% of EQ/Putnam International Equity Portfolio's total assets; 10% of each of the Merrill Lynch World Strategy Portfolio's and Merrill Lynch Basic Value Equity Portfolio's total assets, (taken at the lower of cost or market value); and 15% of MFS Growth with Income Portfolio's gross assets (taken at cost), each taken at the time of the permissible borrowing or investment. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;


PAGE 6 -- REPLACE NON-FUNDAMENTAL RESTRICTION (5) WITH THE FOLLOWING:

Each Portfolio may not:

(5) Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that the MFS Emerging Growth Companies Portfolio, Warburg Pincus Small Company Value Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio, JPM Core Bond Portfolio, EQ/Evergreen Foundation Portfolio, and EQ/Evergreen Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities.


PAGE 29 -- REPLACE THE SECOND PARAGRAPH UNDER "COMMITTEES OF THE BOARD" WITH THE FOLLOWING:

The Trust has a valuation committee consisting of Peter D. Noris, Harvey Blitz, Norman Abrams, Kevin Byrne, and such other officers of the Trust, the Manager, and Chase Global Funds Services Company, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Mr. Noris or Mr. Blitz from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.


PAGE 30 -- ADD THE FOLLOWING INFORMATION TO THE SECTION ENTITLED "THE TRUST'S OFFICERS:"

 NAME, AGE AND POSITION WITH TRUST    PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
 ---------------------------------    -------------------------------------------
Mary Joan Hoene (48)
 Vice President ...................   Vice President and Counsel, Insurance Division,
                                      Equitable Life since 1998. Divisional Senior Vice
                                      President, Financial Institution and Government
                                      Affairs, AIG Technical Services from 1994 to 1998.
                                      General Counsel, Mitchell Hutchins Asset
                                      Management Inc., from 1988 to 1994.

PAGE 33 -- REPLACE THE TABLE AND SUBSEQUENT PARAGRAPH UNDER THE SECTION ENTITLED "THE MANAGER" WITH THE FOLLOWING:

                                                                      MANAGEMENT   TOTAL AMOUNT OF
                                                                     FEE PAID TO   FEES WAIVED AND
                                                                       MANAGER     OTHER EXPENSES
                                                                      AFTER FEE      ASSUMED BY
                     PORTFOLIO                      MANAGEMENT FEE      WAIVER         MANAGER
                     ---------                      --------------      ------         -------
Merrill Lynch Basic Value Equity Portfolio .......     $ 73,477        $     0        $123,460
Merrill Lynch World Strategy Portfolio ...........     $ 49,425        $     0        $115,763
MFS Emerging Growth Companies Portfolio ..........     $169,781        $     0        $280,111
MFS Research Portfolio ...........................     $186,533        $     0        $292,185
EQ/Putnam Balanced Portfolio .....................     $ 50,946        $     0        $137,739
EQ/Putnam Growth & Income Value Portfolio ........     $227,936        $     0        $350,861
EQ/Putnam International Equity Portfolio .........     $130,202        $     0        $228,427
EQ/Putnam Investors Growth Portfolio .............     $ 67,578        $     0        $141,578
T. Rowe Price Equity Income Portfolio ............     $166,401        $     0        $250,098
T. Rowe Price International Stock Portfolio ......     $213,839        $     0        $365,096
Warburg Pincus Small Company Value Portfolio .....     $252,178        $ 5,693        $246,485
Morgan Stanley Emerging Markets Equity
 Portfolio .......................................     $ 66,404        $23,496        $ 42,908

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 1997 except for the issuance of Class IB shares. The EQ/Evergreen Foundation, EQ/Evergreen, and MFS Investors are not included in the above table because they had no operations during the fiscal year ended December 31, 1997.


PAGE 34 -- REPLACE THE SECTION ENTITLED "THE ADVISERS" WITH THE FOLLOWING:

On behalf of the T. Rowe Price Equity Income Portfolio and the T. Rowe Price International Stock Portfolio, the Manager has entered into investment advisory agreements ("Advisory Agreements") with T. Rowe Price and Price Fleming, respectively. Additionally, the Manager has entered into an Advisory Agreement on behalf of EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio with Putnam Management. The Manager has entered into an amendment to the Advisory Agreement on behalf of MFS Research Portfolio, MFS Emerging Growth Companies Portfolio and MFS Growth with Income Portfolio with MFS. The Manager has entered into Advisory Agreements on behalf of Morgan Stanley Emerging Markets Equity Portfolio and Warburg Pincus Small Company Value Portfolio with MSAM and Warburg, respectively. The Manager has entered into an Advisory Agreement on behalf of Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio with MLAM. The Manager has entered into an Advisory Agreement on behalf of Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio with LAM. The Manager has entered into an Advisory Agreement on behalf of the JPM Core Bond Portfolio with J.P. Morgan. The Manager has entered into an Advisory Agreement on behalf of BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio with Bankers Trust. Finally, the Manager has entered into an Advisory Agreement on behalf of EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio with Evergreen. The Advisory Agreements obligate T. Rowe Price, Price Fleming, Putnam Management, MFS, Warburg, MSAM, MLAM, LAM, J.P. Morgan, Bankers Trust, and Evergreen to: (i) furnish continuously an investment program for their respective Portfolios; (ii) place all orders for the purchase and sale of investments for their respective Portfolios with brokers or dealers selected by the Manager or an Adviser; and (iii) perform certain limited related administrative functions in connection therewith.

During the fiscal year ended December 31, 1997, the Manager paid the following fees to each Adviser with respect to the Portfolios listed below pursuant to the Investment Advisory Agreements:

                         PORTFOLIO                          ADVISORY FEE PAID
                         ---------                          -----------------
Merrill Lynch Basic Value Equity Portfolio ...............      $ 53,462
Merrill Lynch World Strategy Portfolio ...................      $ 35,301
MFS Emerging Growth Companies Portfolio ..................      $123,543
MFS Research Portfolio ...................................      $135,730
EQ/Putnam Balanced Portfolio .............................      $ 46,342
EQ/Putnam Growth & Income Value Portfolio ................      $207,320
EQ/Putnam International Equity Portfolio .................      $120,864
EQ/Putnam Investors Growth Portfolio .....................      $ 61,471
T. Rowe Price Equity Income Portfolio ....................      $121,142
T. Rowe Price International Stock Portfolio ..............      $185,338
Warburg Pincus Small Company Value Portfolio .............      $193,934
Morgan Stanley Emerging Markets Equity Portfolio .........      $ 66,277

No advisory fees were paid to Bankers Trust, JP Morgan, LAM, or Evergreen during the fiscal year ended December 31, 1997. No advisory fees were paid to MFS on behalf of MFS Growth with Income Portfolio during the fiscal year ended December 31, 1997.


PAGE 35 -- REPLACE THE PARAGRAPHS PRECEDING AND FOLLOWING THE CHART IN THE SECTION ENTITLED "THE ADMINISTRATOR" WITH THE FOLLOWING:

During the fiscal year ended December 31, 1997, the Administrator was paid the following fees, net of any fee waivers by Administrator, with respect to each
Portfolio:

                         PORTFOLIO                          ADMINISTRATION FEE
                         ---------                          ------------------
Merrill Lynch Basic Value Equity Portfolio ...............       $11,213
Merrill Lynch World Strategy Portfolio ...................       $13,633
MFS Emerging Growth Companies Portfolio ..................       $17,902
MFS Research Portfolio ...................................       $18,033
EQ/Putnam Balanced Portfolio .............................       $12,451
EQ/Putnam Growth & Income Value Portfolio ................       $19,904
EQ/Putnam International Equity Portfolio .................       $16,721
EQ/Putnam Investors Growth Portfolio .....................       $11,247
T. Rowe Price Equity Income Portfolio ....................       $17,376
T. Rowe Price International Stock Portfolio ..............       $30,599
Warburg Pincus Small Company Value Portfolio .............       $17,213
Morgan Stanley Emerging Markets Equity Portfolio .........       $ 9,652

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, EQ/Evergreen Foundation, EQ/Evergreen, and MFS Growth with Income Portfolios did not pay a fee to the Administrator during the fiscal year ended December 31, 1997.


PAGE 37 -- REPLACE THE LAST PARAGRAPH OF THE SECTION ENTITLED "THE DISTRIBUTORS" WITH THE FOLLOWING:

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, EQ/Evergreen Foundation, EQ/Evergreen, and MFS Growth with Income Portfolios did not pay any distribution fees during the fiscal year ended December 31, 1997.

PAGE 39 -- ADD THE FOLLOWING PARAGRAPH TO THE END OF THE SECTION ENTITLED "BROKERAGE COMMISSIONS:"

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, EQ/Evergreen Foundation, EQ/Evergreen, and MFS Growth with Income Portfolios did not pay any brokerage commissions during the fiscal year ended December 31, 1997.


PAGE 39 -- REPLACE THE LAST PARAGRAPH OF THE SECTION ENTITLED "BROKERAGE TRANSACTIONS WITH AFFILIATES:"

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, EQ/Evergreen Foundation, EQ/Evergreen, and MFS Growth with Income Portfolios did not pay any brokerage commissions during the fiscal year ended December 31, 1997.


PAGE 44 -- REPLACE THE SECTION ENTITLED "FINANCIAL STATEMENTS" WITH THE
FOLLOWING:

The audited financial statements for the period ended December 31, 1997, including the financial highlights, appearing in the Trust's Annual Report to Shareholders are incorporated by reference and made a part of this document. The unaudited financial statements for the period ended June 30, 1998, including the financial highlights, appearing in the Trust's Semi-Annual Report are incorporated by reference and made a part of this document.